Safe Harbor Statement

Certain oral and written statements in this presentation and in response to questions are forward-looking statements for purposes of the safe harbor provisions of The Private Securities
Litigation Reform Act of 1995, including statements in connection with or related to any discussion of or reference to our future operations, opportunities or financial performance.
Management cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company that could cause actual results and events to differ materially from the statements made herein.  Such risks and uncertainties include, but are not limited to, the following: actual performance of the parties under the new distribution agreements; potential disruptions arising out of the transition of certain territories to new distributors; changes in sales levels by existing distributors; unanticipated costs incurred in connection with the termination of existing distribution agreements or the transition to new distributors; changes in consumer preferences; changes in demand due to economic conditions; activities and strategies of competitors, including the introduction of new products and competitive pricing and/or marketing of similar products; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities; product distribution and placement decisions by retailers; political, legislative or other governmental actions or events in one or more regions in which we operate.  For a more detailed discussion of these and other risks please see the Company’s reports filed with the Securities and Exchange Commission including our annual report on Form 10K filed on February 29, 2008 and our most recent
Quarterly Reports on Form 10-Q, including the sections contained therein titled “Risk Factors”
and “Forward Looking Statements,” for discussion on specific risks and uncertainties that may affect our performance.  The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Safe Harbor Statement

Certain oral and written statements in this presentation and in response to questions are forward-looking statements for purposes of the safe harbor provisions of The Private Securities
Litigation Reform Act of 1995, including statements in connection with or related to any discussion of or reference to our future operations, opportunities or financial performance.
Management cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company that could cause actual results and events to differ materially from the statements made herein.  Such risks and uncertainties include, but are not limited to, the following: actual performance of the parties under the new distribution agreements; potential disruptions arising out of the transition of certain territories to new distributors; changes in sales levels by existing distributors; unanticipated costs incurred in connection with the termination of existing distribution agreements or the transition to new distributors; changes in consumer preferences; changes in demand due to economic conditions; activities and strategies of competitors, including the introduction of new products and competitive pricing and/or marketing of similar products; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities; product distribution and placement decisions by retailers; political, legislative or other governmental actions or events in one or more regions in which we operate.  For a more detailed discussion of these and other risks please see the Company’s reports filed with the Securities and Exchange Commission including our annual report on Form 10K filed on February 29, 2008 and our most recent
Quarterly Reports on Form 10-Q, including the sections contained therein titled “Risk Factors”
and “Forward Looking Statements,” for discussion on specific risks and uncertainties that may affect our performance.  The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Unleash the Beast

2008 Key Accomplishments

Launched Monster in UK, Ireland, Sweden, and Spain

Launched Monster Hitman Energy shooters (additional Java SKU’s and
Monster Mixxd launched in December 2007/1st quarter 2008)

Monster became #1 in unit sales in the convenience channel and continues to make progress in the on-premise channel

Launched additional lines in the warehouse division

Increased market share

Developed new distribution partnership with Coca-Cola system to complement the already existing Anheuser Busch distribution
partnership

Posted solid financial results, with strong foundation for growth in 2009 and beyond

Announced $200 million stock buyback program

Strength and Growth Opportunities

Energy market outperforms other beverage markets even in slow economic environment

Premiere product distribution partnerships

Solid financial performance and strong balance sheet

Multiple international opportunities for continued growth

Source: AC Nielsen Total US CTMM Expansion – 13 wks ending 11/22/08

Total US Convenience Channel Units

Source: AC Nielsen Total US CTMM Expansion – 4 wks ending 11/22/08

Total US Convenience Channel

#1

Ramping Up International Markets

Gross sales outside of U.S. have almost doubled thus far in 2008 to $79.4 million for the nine-months ended September 30 vs. $40.4 million for the same period last year

Currently Selling

United States

Canada

Mexico

Caribbean

Central America

United Kingdom

Ireland

Sweden

Spain

South Africa

Other

Coming Soon (in no particular order)

New Zealand

Australia

France

Luxemburg

Netherlands/Holland

Belgium

South America

New Products

New Products

Sponsorships

Activating at Retail

Consumer Promotions

Utilizing key sponsorships for programs that drive Retail Sales

Point of Sale in 30,000 Gas and Convenience stores

Acts as in-store advertising hitting our key demographic, young males

Financial Performance

Solid Financial Results

15 consecutive years of increased sales since acquisition
of the Hansen’s beverage business in 1992

Achieved $1 billion in gross sales in 2007

Net sales for first nine months of 2008 increased to $779.4
million, up 18.5%

Reported operating income for first nine months of 2008
increased to $202.8 million, up 21.7%

Net income for first nine months of 2008 increased to
$131.5 million, up 26.1%

$110.4

Net Sales ($ in millions)

9-mos ended 9/30/08

Reported Operating Income ($ in millions)

$33.9

9-mos ended 9/30/08

*Adjusted Operating Income ($ in millions)

*as adjusted for expenditures attributable to the costs associated with terminating existing distributors and for professional service fees, net of insurance reimbursements, in connection with the
Company’s special investigation of stock option grants and granting practices, related litigation and other related matters

Non-GAAP

Reported Net Income ($ in millions)

9-mos ended 9/30/08

$

5

.

9

$

2

0

.

4

$

6

2

.

8

$

9

7

.

9

$

1

4

9

.

4

$

1

3

1

.

5

2

0

0

3

2

0

0

4

2

0

0

5

2

0

0

6

2

0

0

7

Balance Sheet Highlights (09.30.08)

($ in millions)

September 30, 2008

December 31, 2007

Percentage Change

Cash and cash equivalents

$256.4

$12.4

1968%

Investments:

Short-term investments

$14.8

$63.1

Long-term investments

$109.5

$227.1

Total investments

$124.3

$290.2

-57%

Total cash and investments

$380.7

$302.6

26%

Accounts receivable, net

$73.0

$81.5

-10%

Inventories

$110.5

$98.1

13%

Current liabilities

$88.4

$82.9

7%

Deferred revenue

$37.7

$39.6

-5%

Total stockholders' equity

$514.1

$422.2

22%

COKE SYSTEM

AB SYSTEM

INDEPENDENTS

North America Distributor Alignment